SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.   )




Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary proxy statement   [ ] Confidential, for use of the Commission
[X]  Definitive proxy statement        only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


______________________________Photronics, Inc._________________________
                (Name of Registrant as specified in Its Charter)

________________________________________________________________________
(Name of Person[s] Filing Proxy Statement, if other than the Registrant)



Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1) Title of each class of securities to which transaction applies:
     ___________________________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________
     (4) Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________
     (5) Total fee paid:
     ___________________________________________________________________________
[  ] Fee paid previously with preliminary materials:
     __________________________________________________________________________
[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
     ___________________________________________________________________________
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     ___________________________________________________________________________
     (3) Filing party:
     ___________________________________________________________________________
     (4) Date filed:
     ___________________________________________________________________________






                                                                   FORMS\14A/p



                           PHOTRONICS, INC.
                       1061 East Indiantown Road
                        Jupiter, Florida  33477
                            (561) 747-1432

----------------------------------------------------------------------

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MARCH 20, 1997

                             -------------




TO THE SHAREHOLDERS OF PHOTRONICS, INC.


           Notice is hereby given that the Annual Meeting of Shareholders of Photronics, Inc. will be held at The Omni Richardson Hotel, 701 East Campbell Road, Richardson, Texas 75081, on March 20, 1997, at 2:00 p.m. local time, for the following purposes:


1) To elect five (5) members of the Board of Directors, each to serve until the next Annual Meeting;


2) To ratify the appointment of Deloitte & Touche LLP as the independent certified public accountants of the Company for the fiscal year ending October 31, 1997; and


3) To transact such other business as may properly come before the meeting or any adjournments thereof.


           The Board of Directors has fixed February 7, 1997 as the record date for determining the holders of Common Stock entitled to notice of and to vote at the meeting.

           WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED
ENVELOPE.  NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.


                              By Order of the Board of Directors



                                       Jeffrey P. Moonan
                                           Secretary


February 12, 1997


                            PHOTRONICS, INC.
                       1061 East Indiantown Road
                        Jupiter, Florida  33477
                             (561) 747-1432

------------------------------------------------------------------------

                            PROXY STATEMENT

                For the Annual Meeting of Shareholders
                     to be held on March 20, 1997

           The enclosed proxy is solicited by the Board of Directors (the "Board" or "Board of Directors") of Photronics, Inc. (the "Company"),
1061 East Indiantown Road, Jupiter, Florida 33477, to be voted at the
Annual Meeting of Shareholders to be held on March 20, 1996, at 2:00 p.m. local time at The Omni Richardson Hotel, 701 East Campbell Road,
Richardson, Texas 75081, or any adjournments thereof (the "Annual
Meeting"). At the Annual Meeting, the presence in person or by proxy of the holders of a majority of the total number of shares of outstanding stock will be necessary to constitute a quorum.

           The persons named as proxies on the accompanying proxy card have informed the Company of their intention, if no contrary instructions are given, to vote the shares represented by such proxies in favor of the election as directors of the Company of those persons named as management's nominees; in favor of the selection of Deloitte & Touche LLP as independent certified public accountants of the Company for the 1997 fiscal year; and in accordance with their best judgment on any other matters which may come before the meeting. The Board of Directors does not know of any business to be brought before the Annual Meeting other than as indicated in the notice.

           Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use upon (a) receipt by the Secretary of the Company of written notice of such revocation; (b) receipt by the Secretary of the Company of a duly executed proxy bearing a later date;
or (c) appearance by the shareholder at the meeting and his request for the return of his proxy. Any such notice or proxy should be sent to Photronics, Inc., 1061 East Indiantown Road, Jupiter, Florida 33477,
Attention: Jeffrey P. Moonan. Appearance at the meeting without a request for return of a proxy will not revoke a previously executed and delivered proxy.

           Only shareholders of record at the close of business on February 7, 1997 are entitled to notice of and to vote at the Annual Meeting. As of February 7, 1997, there were 11,850,555 shares of Common Stock issued and outstanding, each of which is entitled to one vote. Unless otherwise noted in this proxy statement, all matters to come before the meeting that are listed in the Notice of Meeting require, to be adopted, the affirmative vote of a majority of those shares, present in person or by proxy and voting at the Annual Meeting, assuming that a quorum is present.  Abstentions will be considered as present but will not be considered as votes in favor of any matter; broker non-votes will not be considered as present for the matter as to which the shares are not voted.  This proxy statement and the attached form of proxy are first being sent or given to shareholders on or about February 12, 1997.
                         OWNERSHIP OF COMMON
                     STOCK BY DIRECTORS, NOMINEES,
                 OFFICERS AND CERTAIN BENEFICIAL OWNERS

           To the best knowledge of the Company based on information filed with the Securities and Exchange Commission and the Company's stock records, the following table sets forth the beneficial ownership of the Company's
Common Stock as of December 31, 1996, by (i) beneficial owners of more than five percent of the Company's Common Stock, (ii) each director,
(iii) each nominee for director, (iv) each executive officer named in the summary compensation table set forth below, and (v) all directors and executive officers of the Company as a group.

 Name and Address            Amount and Nature of      Percentage
of Beneficial Owner         Beneficial Ownership(1)     of Class

Robert J. Bollo                     7,500(2)               *
 1061 East Indiantown Road
 Jupiter, FL  33477

Walter M. Fiederowicz              26,125(2)(3)            *
 39 Painter Hill Road
 Woodbury, CT  06798

Joseph A. Fiorita, Jr.             13,925(2)               *
 146 Deer Hill Avenue
 Danbury, CT  06810

Yukio Tagawa                    1,590,000(5)              13.4%
 Toppan Printing Co., Ltd.
 2-2-7 Yaesu, Chuo-ku
 Tokyo, Japan 104

Constantine S. Macricostas      1,596,459(2)(4)           13.3%
 1061 East Indiantown Road
 Jupiter, FL  33477

Macricostas Partners, L.P.      1,140,000                  9.6%
1122 Bel Air
Allen, Texas 75013

Jeffrey P. Moonan                  76,250(2)               *
 1061 East Indiantown Road
 Jupiter, FL  33477

Toppan Printing Co., Ltd.       1,590,000                 13.4%
 1, Kanda Izumi-cho
 Chiyoda-ku
 Tokyo, Japan 101

Michael J. Yomazzo                195,609(2)(6)            1.6%
 1061 East Indiantown Road
 Jupiter, FL  33477

 Name and Address            Amount and Nature of      Percentage
of Beneficial Owner         Beneficial Ownership(1)     of Class

Directors and Executive         3,505,868(7)              28.9%
 Officers as a group
     (7 persons)

----------------
 *  Less than 1%
----------------

(1) Except as otherwise indicated, the named person has the sole voting and investment power with respect to the shares of the Company's Common Stock set forth opposite such person's name.

(2) Includes shares of Common Stock subject to stock options exercisable as of March 1, 1997 as follows: Mr. Bollo (7,500); Mr. Fiederowicz (13,725); Mr. Fiorita (13,725); Mr. Macricostas (145,628); Mr. Yomazzo (56,400); and Mr. Moonan (65,000).

(3) Includes 6,000 shares owned by the wife of Mr. Fiederowicz and 1,375 shares owned by his children, as to which shares he disclaims beneficial ownership.

(4) Includes 18,000 shares held by the wife of Mr. Macricostas as to which shares he disclaims beneficial ownership. Also includes 1,140,000 shares owned by Macricostas Partners, L.P., of which Mr. Macricostas is a limited partner and 25,309 shares owned by the corporate general partner of such partnership of which Mr. Macricostas is President and Director and a significant shareholder. Mr. Macricostas disclaims ownership of those shares not represented by his ownership interests.

(5) Includes 1,590,000 shares owned by Toppan Printing Co., Ltd. of which Mr. Tagawa is a director, as to which shares Mr. Tagawa disclaims ownership.

(6) Also includes 31,000 shares held by the wife of Mr. Yomazzo as to which shares he disclaims beneficial ownership.

(7) Includes the shares listed in notes (2), (3), (4), (5) and (6), above.


                         ELECTION OF DIRECTORS

           A board of five (5) directors is to be elected at the Annual Meeting. The names of, and certain information with respect to, the nominees for election as directors, to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and qualified, are set forth below and were furnished to the Company by the nominees.

           If, for any reason, any of the nominees shall become unavailable for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitutes chosen by the Board of Directors, unless the Board of Directors should decide to reduce the number of directors to be elected at the Annual Meeting. The Company has no reason to believe that any nominee will be unable to serve as a director. There are no family relationships between any directors or executive officers of the Company.

Nominees to be Elected by the Shareholders

                                 Director
     Name and Age                 Since      Position with the Company

Walter M. Fiederowicz(1).........  1984      Director
      (50 years)

Joseph A. Fiorita, Jr.(1)........  1987      Director
      (52 years)

Yukio Tagawa ....................  1997      Director
      (59 years)

                                 Director
     Name and Age                 Since      Position with the Company

Constantine S. Macricostas.......  1974      Chairman of the Board
      (61 years)                             Chief Executive Officer

Michael J. Yomazzo...............  1977      President
      (54 years)                             Chief Operating Officer
                                             Director

--------------
(1) Member of the Audit Committee and the Compensation Committee.
--------------


           For the past five years, the principal occupation of each nominee has been substantially as set forth in the above table, except as follows:

           Mr. Fiederowicz is a private investor and consultant. He served as chairman of Colonial Data Technologies Corp., (a distributor of telecommunications equipment) from August 1994 to March 1996. From
January 1991 until July 1994, he held various positions, including executive vice president and chairman and served as director of Conning and Company (the parent company of an investment firm). Mr. Fiederowicz was chairman and director of Covenant Mutual Insurance Company, (a property and casualty insurance company) from 1989 until March 1993, and was president and chief executive officer of Covenant from 1989 until December 1992. Covenant was placed in rehabilitation by the Insurance Commissioner of the State of Connecticut in 1993 and subsequently liquidated as a result of losses in connection with insurance claims relating to Hurricane Andrew. Mr. Fiederowicz also serves as a director of InteliData Technologies Corporation (a provider of caller identification based telecommunications devices, smart telephone and on-line electronics information services), Blau Marketing Technologies, Inc.
(a marketing firm) and First Albany Companies, Inc. (the parent of a broker-dealer).

           Mr. Fiorita is a partner in Fiorita, Kornhaas and Van Houten, P.C., the independent certified public accountants for the Company from May
1973 through October 1984.

           Mr. Macricostas also serves as a director of Nutmeg Federal Savings and Loan Association, of InteliData Technologies Corporation (a provider of caller identification based telecommunications devices, smart telephone and on-line electronics information services) and The DII
Group, Inc. (a provider of integrated electronic manufacturing products and services).

           Mr. Tagawa has served as Vice Divisional Manager, Electronics Division of Toppan since June 1996 and as a Director of Toppan from June 1995. Prior to such dates, Mr. Tagawa served in other managerial capacities with Toppan since March 1991. Toppan is a diversified manufacturing company with operations in the printing and electronics industries (including photomask manufacture) and had revenues in excess of $11 billion during its last fiscal year.

           Mr. Yomazzo has served as President since January 1994. From November 1990 until January 1994, he served as Executive Vice President, from July 1989 until November 1990, he served as Senior Vice President - Finance and Planning and since 1977, he has served as a Vice President of the Company with responsibilities which included finance, sales and marketing.


MEETINGS AND COMMITTEES OF THE BOARD

           The Board of Directors met four times during the fiscal year ended October 31, 1996. During fiscal 1996, each director who served during fiscal 1996 and is nominated for re-election attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which such director served.

           The Company has an Audit Committee and a Compensation Committee. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan for and results of their auditing engagement and the independence of such accountants. The Audit Committee held three meetings during the fiscal year ended October 31, 1996. The Compensation Committee's functions include establishing compensation for the executive officers of the Company and administration of the Company's stock plans. The Compensation Committee held four meetings during the fiscal year ended October 31, 1996. The Company does not have a nominating committee.


                   COMPENSATION COMMITTEE INTERLOCKS
                       AND INSIDER PARTICIPATION

           Mr. Walter Fiederowicz serves as a member of the Compensation Committee of the Board of Directors. He has served as a Director of the Company since 1984 and as a member of the Compensation Committee since 1992. Both Messrs. Fiederowicz and Macricostas serve as directors of InteliData Technologies Corporation ("InteliData") and have held such office with InteliData (or its predecessors) since 1985 and 1987, respectively. Mr. Fiederowicz also serves on the Compensation Committee of InteliData and served as Chairman of the predecessor of InteliData until March 1996. Mr. Macricostas does not serve on the Compensation Committee of InteliData.


                        EXECUTIVE COMPENSATION

           The following tables set forth certain compensation paid by the Company for services rendered during each of the three fiscal years during the period ended October 31, 1996 for each of the individuals who served as an executive officer of the Company during fiscal 1996.

                       Summary Compensation Table

--------------------------------------------------------------------------
                                |   Annual      |     Long-Term    |
                                | Compensation  |    Compensation  | All
                                |---------------|------------------| Other
                                |       |       |      Awards      | Comp-
                                |       |       |------------------| ensa-
                                |       |       |Restricted| Stock | tion
 Name/Principal Position    Year|Salary | Bonus |  Stock   |Options|  ($)
                                |  ($)  |  ($)  |   ($)    |  (#)  |  (1)
 -------------------------------|-------|-------|----------|-------|-------
                                |       |       |          |       |
 Constantine S. Macricostas 1996|322,249|322,249|      0   |50,000 | 59,750
 Chief Executive Officer    1995|306,859|370,635|      0   |     0 | 59,620
 and Director               1994|295,100|421,000|452,813(2)|     0 |  2,715
                                |       |       |          |       |
                                |       |       |          |       |
 Michael J. Yomazzo         1996|251,836|251,836|      0   |35,000 | 44,262
 President and Chief        1995|239,845|303,635|      0   |     0 | 44,620
 Operating Officer          1994|230,620|357,000|452,813(2)|     0 |  2,757
 Director                       |       |       |          |       |
                                |       |       |          |       |
                                |       |       |          |       |
 Jeffrey P. Moonan          1996|161,550|161,550|      0   |17,500 | 25,731
 Senior Vice President,     1995|153,835|178,242|      0   |     0 | 27,588
 General Counsel and        1994|147,940|195,250|150,938(2)|     0 |  2,919
 Secretary                      |       |       |          |       |
                                |       |       |          |       |
                                |       |       |          |       |
 Robert J. Bollo            1996|125,954| 50,000|      0   |17,500 |  2,519
 Vice President/Finance     1995|119,961| 50,000|      0   |     0 |  1,292
 and Chief Financial        1994|      -|      -|      -   |     - |      -
 Officer (3)                    |       |       |          |       |
                                |       |       |          |       |

-------

(1) Includes, in 1995 and 1996 for Messrs. Macricostas, Yomazzo and Moonan, premiums paid on life insurance policies owned by the individual or their designee as to which the Company shall be entitled to be repaid unless the respective individual satisfies certain length of service requirements. The amount of such premiums is as follows: Mr. Macricostas ($55,000); Mr. Yomazzo ($40,000); and Mr. Moonan ($22,500). The balance of the amounts shown represent matching contributions by the Company pursuant to the Company's Savings and Profit Sharing (401-k) Plan.
(2) Represents restricted stock awards granted during fiscal 1994 which vest equally over three (3) years based on achievement of certain performance goals. Messrs. Macricostas, Yomazzo and Moonan received 33,750, 33,750 and 11,250 restricted stock awards, respectively. The value of the awards at the date of grant are indicated in the above table. At fiscal 1996 year end, Messrs. Macricostas, Yomazzo and Moonan still held 11,250, 11,250 and 3,750 restricted stock awards which had a value at that time of $303,750, $303,750 and $101,250, respectively. Dividends earned on shares subject to the awards would be subject to the terms of the awards and would not be paid if the award is not earned.
(3) Mr. Bollo became Vice President/Finance and Chief Financial Officer in November 1994 and amounts paid to Mr. Bollo prior to fiscal 1995 are not reported in the above table.


---------------------------------------------------------------------------

           The Company has agreed that if the employment of Messrs. Macricostas, Yomazzo or Moonan is terminated under certain conditions, such officer will be entitled to continued salary and benefits for one year.

           The Company maintains stock option plans which allow for the grant of stock options and restricted stock awards to directors and executive officers of the Company as well as other employees of the Company. The Company's stock option plans do not provide for the issuance of stock appreciation rights ("SAR's"). The following tables set forth information with respect to option grants to executive officers named in the summary compensation table and with respect to option exercises and the value of options granted to such executive officers of the Company.

                   OPTION GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------
                                                |       Potential
                                                |    Realizable Value
                                                |       at Assumed
                Individual Grants               |     Annual Rates of
                                                |       Stock Price
                                                |    Appreciation for
                                                |     Option Term (a)
------------------------------------------------|----------------------
            | Number  |  % of   |       |       |           |
            |   of    |  Total  |       |       |           |
            | Securi- | Options | Exer- |       |           |
            |    ties | Granted |  cise |       |           |
  Name      | Under-  |   to    |  or   |       |           |
            |   lying |Employees| Base  |Expira-|           |
            | Options |in Fiscal| Price | tion  |           |
            | Granted |  Year   | $/Sh. | Date  |   %5 ($)  |  10%  ($)
------------|---------|---------|-------|-------|-----------|----------
Constantine |         |         |       |       |           |
Macricostas | 50,000  |  10.6   | 25.00 |8/21/06|    786,118|  1,992,178
------------|---------|---------|-------|-------|-----------|----------
Michael J.  |         |         |       |       |           |
Yomazzo     | 35,000  |   7.4   | 25.00 |8/21/06|    550,283|  1,394,525
------------|---------|---------|-------|-------|-----------|----------
Jeffrey P.  |         |         |       |       |           |
Moonan      | 17,500  |   3.7   | 25.00 |8/21/06|    275,141|    697,262
------------|---------|---------|-------|-------|-----------|----------
Robert J.   |         |         |       |       |           |
Bollo       | 17,500  |   3.7   | 25.00 |8/21/06|    275,141|    697,262
------------|---------|---------|-------|-------|-----------|----------
All Stock-  |         |         |       |       |           |
holders(b)  |  N/A    |   N/A   |  N/A  |  N/A  |185,757,046|470,773,583
-----------------------------------------------------------------------

The option exercise price was equal to the market price of a share of common stock on the date of grant and all options vest ratably in installments over a period of four (4) years.

-------------------
(a) No gain to the optionees is possible without appreciation in the stock price which will benefit all shareholders commensurately. The dollar amounts under these columns are the result of calculations at the 5% and 10% assumption rates set by the SEC and, therefore, are not intended to forecast possible future appreciation of the Company's stock price or to establish any present value of the options.

(b) Based on 11,816,606 shares outstanding, the approximate number of shares outstanding on the date of grant.

            Aggregated Option Exercises in Last Fiscal Year
                   and Fiscal Year-End Option Values
---------------------------------------------------------------------
                |          |          |  Number  of   |
                |          |          |  Securities   |   Value of
                |          |          |  Underlying   |  Unexercised
                |  Shares  |          |  Unexercised  | in-the-money
                | Acquired |          |  Options  at  |  Options at
                |    on    |  Value   |  Fiscal Year  |  Fiscal Year
  Name          | Exercise | Realized |     End       |     End
                |   (#)    |   ($)    |---------------|--------------
                |          |          | Exercisable/  | Exercisable/
                |          |          | Unexercisable | Unexercisable
----------------|----------|----------|---------------|--------------
Constantine     |  94,372  |1,667,270 |  145,628/     |  3,190,762/
  Macricostas   |          |          |       50,000  |      100,000
----------------|----------|----------|---------------|--------------
Michael J.      |   3,600  |   57,600 |   51,900/     |  1,063,237/
  Yomazzo       |          |          |       39,500  |      157,750
----------------|----------|----------|---------------|--------------
Jeffrey P.      |     -0-  |      -0- |   62,187/     |  1,329,299/
  Moonan        |          |          |       20,313  |       89,854
----------------|----------|----------|---------------|--------------
Robert J.       |     -0-  |      -0- |    7,500/     |     91,253/
  Bollo         |          |          |       25,000  |      126,253
---------------------------------------------------------------------

DIRECTORS' COMPENSATION

           A fee of $1,500 for each directors' meeting attended is payable to directors who are not also employees of the Company. The Chairman and other members of the Compensation and Audit Committees also receive a fee of $5,000 and $2,500, respectively, per year, for service on each such committee.

           During fiscal 1996, the Company retained Joseph Fiorita as a consultant to perform certain accounting and tax services. Fees paid to Mr. Fiorita in this capacity aggregated $46,000.


CERTAIN TRANSACTIONS

           The Company continues to lease a building at one of its manufacturing facilities and a contiguous parcel of land from entities controlled by Constantine S. Macricostas. The rent paid to these entities for the fiscal year ended October 31, 1996 was $135,328.

           Financing for construction of such leased building and certain equipment was provided through the sale of industrial development bonds issued by the Connecticut Development Authority (the "CDA"). As lessee, the Company was obligated to serve as guarantor of certain of the bonds issued by the CDA. As of October 31, 1996 there were outstanding a total of approximately $546,000 of industrial development bonds for which the Company serves as guarantor.

           The Company believes that the terms of the transactions described above with affiliated persons were no less favorable to the Company than the Company could have obtained from non-affiliated parties.

           The Company and Toppan have engaged in numerous ongoing commercial transactions for the purchase and sale of raw materials and finished goods at prices based upon competitive market prices. The total amount of sales by the Company to or from Toppan aggregated approximately
$7,212,000 during fiscal 1996. The Company believes these transactions are negotiated as arm's-length transactions and were no less favorable to the Company than the Company could have obtained from non-affiliated parties. The Company and Toppan also entered into an agreement whereby the companies share certain technology.


                     COMPENSATION COMMITTEE REPORT
                       ON EXECUTIVE COMPENSATION

           The Compensation Committee of the Board of Directors was established during fiscal 1992 and is responsible for the establishment of executive compensation and administration of the Company's stock plans.

           The Committee's philosophy is that executive compensation must be competitive with other comparable employers to insure that qualified employees can be attracted and retained and that the Company's compensation practices should provide incentives and rewards for achieving or exceeding company goals and for creating a return to the Company's shareholders. The Committee uses three components to achieve these goals: base salary, bonuses and stock based awards.

           The Committee evaluates and establishes base salary levels in light of economic conditions and comparisons to other similarly situated companies. Bonuses, if any, are dependent upon a subjective evaluation of the Company's performance and achievement of its financial and other goals during the relevant period. Stock options and restricted stock awards, which the Compensation Committee believes provide a strong link between executive compensation and shareholder return, are used to provide long-term incentives which are based on shareholder return.

           While Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation (in excess of $1,000,000 per year) paid by the Company to named executive officers unless certain formal requirements are satisfied, the Committee believes that its ability to subjectively evaluate executive officer performance is an important part of its function and its ability to provide incentives. Additionally, compensation to the named executive officers has historically not exceeded deductibility limits under this Section. Accordingly, the Committee has not pursued adoption of compensation programs which comply with such Section although the Committee continues to consider the advisability of such adoption.

           In establishing compensation levels for the executive officers of the Company, the Committee in 1992 considered compensation at companies in the electronics industries with similar levels of sales and capital.
The companies considered were not necessarily the same as those included in the performance chart below due to the difference in the size of the companies considered. The Committee adjusted executive compensation in connection with this review. Generally, the Committee believes that its expectation of performance from the Company and its executive officers should allow executive compensation to fall within the median to 75th percentile of compensation at this comparison group. Since that time, salary adjustments for the executive officers have been in accordance with the salary adjustment budgets for the Company's other employees. The Committee believes that its three-part approach provides reasonable compensation to the executive which is aligned with the Company's needs and results and balances both short and long-term goals.

           Mr. Macricostas' compensation for 1996 was determined based on this analysis. Mr. Macricostas' base salary was adjusted in 1996 in accordance with the salary budget for other employees of the Company. The Committee also approved the payment of a bonus to Mr. Macricostas based on its subjective evaluation of his efforts during fiscal 1996 and of the Company's performance during the year. Prominent factors in this determination were the Company's ability to recognize record levels of sales, earnings and other performance criteria during the year and to successfully achieve its goal of increasing its international presence.

           The Committed also considered that its prior stock based awards did not extend beyond fiscal 1996 and granted Mr. Macricostas additional stock options to maintain the long-term component of his compensation.

           The compensation for the other executive officers was determined based on the same factors used to determine Mr. Macricostas' compensation.


                                    Respectfully submitted,




                                    Joseph A. Fiorita, Jr.
                                    Walter M. Fiederowicz




















                           PERFORMANCE GRAPH

           The following graph compares the yearly percentage change at October 31 of the indicated year in the Company's cumulative total shareholder return on its common stock with the cumulative total shareholder return on (i) securities traded on the NASDAQ market, and (ii) publicly traded securities of companies which have indicated that their business falls within Standard Industrial Classification (SIC) Code 367 (Electronic
Components and Accessories). Although the Company believes this graph reflects favorably on the Company, it does not believe that the comparison is necessarily useful in determining the quality of the Company's performance or in establishing executive compensation.

         Comparison of Five-Year Cumulative Total Return Among
         Photronics, Inc., NASDAQ Over-the-Counter Securities and Publicly Traded Companies with SIC Code 367

----------------------------------------------------------------------
                                                                 3

450 ------------------------------------------------------------------


                                                     3
400 ------------------------------------------------------------------



350 ------------------------------------------------------------------



300 ------------------------------------------------------------------
                                                      1
                                                                  1

250 ------------------------------------------------------------------


                                        3
200 ------------------------------------------------------------------

                                          1

150 ------------------------------------------------------------------
                             3                                      2
                                                       2
                 3             2           2
100 ------------------------------------------------------------------
                   2          1
                  1
  0 ------------------------------------------------------------------
    1991        1992        1993        1994        1995        1996

=======================================================================
                          1991    1992    1993    1994    1995    1996
1  Photronics, Inc.      100.00   61.90   87.30  171.43  281.23  257.40

2  NASDAQ Stock Market   100.00   96.87  127.13  135.16  160.32  188.27
   (US) Index

3  NASDAQ Electronic     100.00  122.01  189.55  227.42  424.25  456.96
   Component Stock Index
=======================================================================

                    RATIFICATION OF APPOINTMENT OF
               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

           Subject to ratification by the shareholders at the Annual Meeting, the Board of Directors has appointed Deloitte & Touche LLP to serve as the independent certified public accountants for the Company for its fiscal year ending October 31, 1997. Deloitte & Touche LLP has served as the Company's independent certified public accountants since July
1991. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

           The affirmative vote of the majority of the votes cast by the holders of the Company's Common Stock on this proposal shall constitute ratification of the appointment of Deloitte & Touche LLP.

           If the shareholders by the affirmative vote of a majority of the Common Stock represented at the Annual Meeting do not ratify the appointment of Deloitte & Touche LLP, the selection of independent certified public accountants will be reconsidered by the Board of Directors.

      The Board of Directors recommends a vote FOR this proposal.


                             OTHER MATTERS

           As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual
Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

SHAREHOLDER PROPOSALS
           Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company no later than October 13, 1997 and must meet certain eligibility requirements of the Securities and Exchange Commission. Proposals may be mailed to Photronics, Inc. to the attention of Jeffrey P. Moonan, 1061 East
Indiantown Road, Jupiter, Florida 33477.

SOLICITATION OF PROXIES AND COST THEREOF
           This proxy solicitation is being made by the Board of Directors of the Company and the cost of such solicitation of proxies will be borne by the Company. In addition to solicitation of the proxies by use of the mails, employees of the Company, without extra remuneration, may solicit proxies personally or by telephone or cable. The Company will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

                                   By order of the Board of Directors
                                               Jeffrey P. Moonan
                                                   Secretary
February 12, 1997

                               P R O X Y
                              ___________

                            Photronics, Inc.

                  1997 Annual Meeting of Shareholders

                            March 20, 1997
          ___________________________________________________


The undersigned hereby appoints Constantine S. Macricostas, Michael J. Yomazzo and Jeffrey P. Moonan, or any one or more of them acting in the absence of the others, with full power of substitution, proxies for the undersigned, to vote at the 1997 Annual Meeting of Shareholders of Photronics, Inc. to be held at 2:00 p.m. on March 20, 1997 at The Omni Richardson Hotel, 701 East Campbell Road, Richardson, Texas 75081, and at any adjournment or adjournments thereof according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

1)    To elect the following five (5) directors:

      Walter M. Fiederowicz      Yukio Tagawa      Constantine S. Macricostas
      Joseph A. Fiorita, Jr.                          Michael J. Yomazzo

      [   ]  FOR all nominees listed above (except as marked to the contrary below).

      [   ]  Withhold authority to vote for all nominees listed above.
            INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name below:

            ___________________________________________________________________



2) To ratify the appointment of Deloitte & Touche LLP as the independent certified public accountants of the Company for the fiscal year ending October 31,1997.

      [   ]  FOR             [   ]  AGAINST           [   ]  ABSTAIN

3) To transact such other business as may properly come before the meeting or any adjournments thereof.

            (Please date and sign proxy card on other side)






   THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The shares represented by this proxy card will be voted (or not voted) on Items 1 and 2, as directed by the shareholder, but if no direction is indicated, will be voted FOR each thereof. The management recommends a vote FOR each of the proposals.

Please sign as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

     __________________________________________________________________
                                  Signature(s)

     ___________________________________________________________________
                                  Signature(s)

     Dated:____________________



Please mark, sign, date and return the proxy card using the enclosed envelope.